                                                                     Exhibit 10i

                                 BELL ATLANTIC
                          DEFERRED COMPENSATION PLAN

                 (Amended and Restated as of January 1, 1996)

          1.  Purpose. The Bell Atlantic Deferred Compensation Plan
              -------
(previously known as the Bell Atlantic Senior Management Incentive Award Deferral Plan) (the "Plan") is a nonqualified, unfunded deferred compensation plan. The Plan is intended to enable eligible employees to defer the distribution of cash and stock awards of short term and long term incentive compensation, and to defer base salary in excess of $150,000. The Plan was established by the Board of Directors (the "Board") of Bell Atlantic Corporation ("Bell Atlantic") effective as of January 1, 1984, and is maintained for certain active and former officers, executives and key employees of Bell Atlantic and its subsidiaries. The Human Resources Committee (the "HRC") of the Board has the authority to amend the Plan, from time to time, and the Plan Administrator, as described in Section 6, is responsible for the day-to-day administration of the Plan.

          2.  Eligibility.
              -----------

          (a) Participating Companies. The "Participating Companies" under this
              -----------------------
Plan shall be Bell Atlantic and each subsidiary or other company affiliated with Bell Atlantic which employs one or more active employees who are either
(a) Senior Managers who are eligible for an award under the Bell Atlantic Senior Management Short Term Incentive Plan or any of the seven other Short Term Incentive Plans maintained for executives of Bell Atlantic and certain of its subsidiaries (the "Short Term Incentive Plans"), (b) Key Employees who are eligible for an award under the Bell Atlantic 1985 Performance Share Plan (the "Performance Share Plan"), (c) effective for awards for performance in 1991 and thereafter, Key Executive Managers who are eligible for an award under the Bell Atlantic Executive Management Annual Bonus Plan (the "Annual Bonus Plan"), or
(d) Executive Managers and Senior Managers whose base salary exceeds $150,000.

          (b) Eligible Employees. An active employee of a Participating Company
              ------------------
shall be eligible to defer awards and establish deferral accounts under this Plan if the employee is in active service and is eligible to receive an award under either a Short Term Incentive Plan, the Performance Share Plan, or (for awards for performance in 1991 and thereafter) the Annual Bonus Plan, or earns a base salary at an annual rate in excess of $150,000. Certain former employees shall have the right to receive distributions from existing deferral accounts under the Plan, but not to defer future awards; those participants shall include: (a) any former employee who elected during a period of active employment with a Participating Company to defer one or more awards under a Short Term Incentive Plan, Performance Share Plan or Annual Bonus Plan, and
(b) any employee who was a participant in the predecessor Bell System Senior Management Incentive Award Deferral Plan (the "Predecessor Plan") as of December 31, 1983.

          3.  Elections to Defer Awards and Other Compensation.
              ------------------------------------------------


          (a) Optional Election to Defer Stock Award under the Performance
              ------------------------------------------------------------
              Share Plan.
              ----------

              (1) Optional Election. On or before the last day of any
                  -----------------
calendar year, an eligible employee may elect to participate in the Plan by directing that all or part of any shares of Bell Atlantic stock which may be awarded to the employee in the following year under the

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 1
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Performance Share Plan shall be credited to a "Share Deferral Account" as described in Section 4(a) of this Plan. In no event, however, shall the amount of the award which is deferred in any given year be less than $1,000 worth of such shares (based on valuation at the time the award would otherwise be paid).

          (2)  Form and Timing of Optional Election to Defer. An optional
               ---------------------------------------------
election to defer a Performance Share Plan award, as described in Section 3(a)(1), shall be on a form approved by, and delivered to, the Plan Administrator on or before the close of business on the last day of December prior to the calendar year in which the award to be deferred is determined, approved and awarded. The elections signified on the employee's form may be changed or revoked on or before, but (except as provided in Section 3(f) or 3(g)) not after, said last day of December. The deferral election form shall provide each such eligible employee the opportunity to elect as follows:

          (A) to determine the percentage or amount of the award to be deferred, if any;

          (B) to select the future date or event as described in Sections 4(a)(1) to 4(a)(3) which shall trigger the commencement of distribution;

          (C) to elect whether to receive the deferred award either in a single distribution, or in two to twenty approximately equal annual distributions, and

          (D) in the event of the death of the employee prior to the completion of the distribution, to cause either a single distribution of shares to be made in the year of the employee's death, or two to ten approximately equal annual distributions commencing in the year of the employee's death.

     (b)  Mandatory Deferral of Stock Portion of Short Term Award.
          -------------------------------------------------------

          (1)  Awards subject to Mandatory Deferral. Commencing with the 1992
               ------------------------------------
award for the 1991 performance years under the Short Term Incentive Plans, any portion of an employee's award under any of such plans that is approved in the form of a deferred distribution of shares of Bell Atlantic stock shall automatically be credited in the form of phantom shares to a special share deferral account for the employee (a "Mandatory Share Deferral Account") as described in Section 4(b).

          (2)  Form and Timing of Certain Elections. Not later than December
               ------------------------------------
15th of the calendar year preceding a year in which such a deferred stock award is to be approved under the Short Term Incentive Plans, the Plan Administrator shall distribute a deferral election form to each employee who is eligible to receive such an award. The deferral election form shall notify the employee that deferral of the stock portion of the award is mandatory and that distribution shall occur or commence in the year in which the employee retires, dies, or terminates employment for any other reason. The deferral election form shall furthermore provide each such eligible employee the opportunity to elect as follows: (1) to receive the deferred stock award either in a single distribution of shares of Company stock, or in two to twenty approximately equal annual distributions of stock, and (2) in the event of the death of the employee prior to the completion of the distribution of shares, to cause either a single distribution of shares in the year of the employee's death, or in two to ten approximately equal annual distributions commencing in the year of the employee's death. To be valid and enforceable, the completed election form must be

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 2
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executed by the employee and delivered to the Plan Administrator on or before the close of business on the last day of December prior to the calendar year in which the award to be deferred is determined, approved and awarded. Any elections signified on the employee's form may be changed or revoked on or before, but (except as provided in Section 3(f)) not after, said last day of December.

          (3)  Default Election for Mandatory Deferral. In the event that an
               ---------------------------------------
employee described in Section 3(b)(1) of this Plan fails to deliver a signed deferral election form as described in Section 3(b)(2), the employee shall be deemed to have elected distribution in the form of a single distribution of shares of Bell Atlantic stock from the Mandatory Share Deferral Account in the year of his or her retirement, termination of employment, or death, whichever occurs first.

     (c)  Optional Election to Defer Cash Short Term Award.
          ------------------------------------------------

          (1) Optional Election. On or before the last day of any calendar year,
              -----------------
an eligible employee may elect to direct that all or part of any cash short term award which may be awarded to the employee in the following year under a Short Term Incentive Plan or Annual Bonus Plan shall be credited to either a "Cash Deferral Account" as described in Section 4(c) (in the case of awards for 1990 and prior years), or a "Short Term Award Deferral Account" as described in
Section 4(d) (in the case of awards for 1991 and later years). In no event, however, shall the part of any such award which is deferred in any calendar year be less than $1,000.

          (2) Form and Timing of Optional Election to Defer. The form and timing
              ---------------------------------------------
of an employee's election to defer a cash short term award shall be as described in Section 3(a)(2).

          (3) Election of Form of Distribution of Post-1990 Short Term Awards.
              ---------------------------------------------------------------
Each employee who elects to defer the cash portion of a post-1990 short term award pursuant to Section 3(a)(1) and (2) hereof shall have the right to elect at the time the distribution of the deferred award is scheduled to commence whether to receive the distribution in the form of cash or shares of Bell Atlantic stock. Such election shall be made at the time and in the form required by the Plan Administrator. In the event of the death of the employee prior to electing the form of distribution, the award shall be distributed in cash to the person or persons, and in the number of installments, previously designated by the employee.

     (d)  Optional Election to Defer Salary in Excess of $150,000.
          -------------------------------------------------------

          (1) Eligibility. For Senior Managers, and for Executive Managers who participate in the Annual Bonus Plan, commencing with a 1993 election for calendar year 1994, and annually for each calendar year thereafter, an eligible participant may deliver to the Plan administrator an election in writing to defer a portion of base salary, as described in this section (d), which shall become irrevocable on December 31 of the calendar year prior to the year in which salary is to be deferred. For Executive Managers of Salary Grades C, D or E (or equivalent grades), eligibility to defer salary under this section (d) shall commence with 1994 elections for calendar year 1995.

          (2) Form of Election.   Any such election shall state the number of
dollars per annum to be deferred, which shall be withheld in approximately equal installments from each

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 3
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regular pay, in an amount per annum not less than $1,000, in increments of
$1,000, and not greater than the amount by which the annual base salary rate at the time of deferral exceeds $150,000.

          (3) Not Subject to Adjustment. The amount of the deferral shall not adjust as a result of any salary modification that may occur during the ensuing year.

          (4) Other Applicable Provisions. Amounts deferred under the Plan shall be subject to the existing provisions of the Plan, including without limitation provisions with respect to vesting, alternative periods of deferral, alternative forms of distribution, one-time modifications of deferral elections, 6% penalty on ad hoc withdrawals, and imputed earnings on deferral accounts (based on the better of the yield on 10-year US Treasury obligations or total return on the Corporation's common stock).

     (e)  Elections under Predecessor Plan. For the purpose of this Section 3,
          --------------------------------
an election made by an eligible employee under the Predecessor Plan shall be considered as an election made under Section 3(a) or 3(c) (whichever is applicable). Any reference to deferral of a "short term incentive award" in any election under the Predecessor Plan shall be treated as a deferral of a pre-1991 award under the Short Term Incentive Plan, and references to deferral of a "long term incentive award" in such any election under the Predecessor Plan shall be treated as a deferral of an award under the Performance Share Plan.

     (f)  Designation of Beneficiaries. Each active employee who elects to defer
          ----------------------------
an award, and each active or former employee who maintains a deferral account under this Plan may, at any time, designate one or more beneficiaries, and revoke or change beneficiary designations, on a form approved by the Plan Administrator.

     (g)  One-Time Postponement of Commencement Date and One-Time Modification
          --------------------------------------------------------------------
of Number of Installments. At any time earlier than 12 months prior to the date
-------------------------
on which a distribution of a portion (or all) of an employee's Cash or Share Deferral Account would be payable under the terms of an initial deferral election, the employee may submit a written election to the Plan administrator requesting an increase or decrease in the number of installments requested under his or her initial election of a distribution option for the account. Furthermore, at any time earlier than 12 months prior to the date on which a distribution of a portion (or all) of an employee's Cash or Share Deferral Account would be payable under the terms of an initial deferral election, the employee may submit a written election to the Plan administrator requesting that the initial distribution date be further deferred; provided, however, that in no event shall the deferral commence later than the year in which the employee eventually retires or terminates employment for any reason. An employee may postpone the distribution date and modify the form of distribution for each and any deferral account once, but not more than once. If an employee, in fact, retires or terminates employment less than 12 months subsequent to the date on which the employee submits a modified deferral election of any type under the terms of this paragraph, the Plan administrator shall void the modified election and shall administer the deferral account in accordance with the employee's initial deferral election. The provisions of this paragraph are effective November 1, 1992.

     (h)  Early Withdrawals Subject to Penalty.
          ------------------------------------



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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 4

          (1) Withdrawal from Elective Deferral Accounts. Except as provided in
              ------------------------------------------
the following paragraph (2), neither the employee, a beneficiary, nor any other individual or entity, shall have any right to receive a distribution or make any withdrawal from a deferral account, except in accordance with the terms of an election made in accordance with Sections 3.1(a)-(g).

          (2) Early Withdrawal Penalty. On or after November 1, 1992, an active
              ------------------------
or former or retired employee may at any time direct the Plan administrator to distribute, as soon as administratively practicable, all or any portion of the balance of any one or more of the employee's deferral accounts which the employee then designates; provided, however, that, in each such instance of a distribution prior to the date on which the account would otherwise be distributed, a six percent early withdrawal penalty shall apply to the amount of the requested early withdrawal.

          (3) Not Applicable to Mandatory Deferrals of Shares. The provision of
              -----------------------------------------------
this section (h) shall apply only to elective deferral accounts (as described in Sections 3(a), 3(c), 3(d) and 3(e) hereof) and shall not apply to Mandatory Share Deferral Accounts (as described in Section 3(b)).

     4.   Deferral Accounts.
          -----------------

     (a)  Optional Deferral of Share Awards under Performance Share Plan.
          --------------------------------------------------------------

          (1) Share Deferral Accounts. The deferred portion of an award of
              -----------------------
shares of Bell Atlantic stock pursuant to Section 3(a) of this Plan shall be credited to a Share Deferral Account under this Plan in the form of a number of phantom shares which shall reflect the same fluctuation in price and the same dividend rate as an equivalent number of shares of Bell Atlantic stock. Distributions from Share Deferral Accounts shall be distributed in shares of Bell Atlantic common stock.

          (2) Crediting of Earnings. From the date of an award under the
              ---------------------
Performance Share Plan of shares that an employee has elected to defer, to the date that shares of Bell Atlantic stock are actually distributed under this Plan, the phantom shares credited to the Share Deferral Account shall be credited with phantom dividends on each dividend record date for Bell Atlantic stock at the same rate at which dividends are actually declared and paid on such stock. The phantom dividends credited on said dividend record date shall immediately be converted to a number of whole and fractional dividend reinvestment phantom shares equal to the result of dividing the market value per share of Bell Atlantic stock on the dividend record date into the total number of dollars of phantom dividends credited to the Share Deferral Account on that date. For purposes of this paragraph, the value of Bell Atlantic shares on a dividend record date shall be equal to the average of the five daily means of the high and low sale prices per share of Bell Atlantic stock on the New York Stock Exchange ("NYSE") for the five trading days ending on such dividend record date.

          (3) Earnings on Balances Between Installments. In the case of a Share
              -----------------------------------------
Deferral Account on which an employee has elected to receive distributions in two or more annual installments, dividends shall continue to be credited to the undistributed share balance of the Share Deferral Account, and such dividends shall continue to be converted to additional

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 5
phantom shares, on and after the date on which the distribution of installments commences, in the same manner in which dividends are credited and reinvested prior to the distribution commencement date.

     (b)  Mandatory Deferral of Stock Portion of Short Term Awards.
          --------------------------------------------------------

          (1) Mandatory Share Deferral Accounts. All of the whole and fractional
              ---------------------------------
shares that are awarded to an employee under a Short Term Incentive Plan in the form of mandatory deferred shares shall be credited pursuant to Section 3(b) hereof to a Mandatory Share Deferral Account under this Plan in the form of whole and fractional phantom shares which shall reflect the same fluctuation in price and the same dividend rate as an equivalent number of shares of Bell Atlantic common stock. The number of shares to be credited to the Mandatory Share Deferral Account shall be determined in accordance with the rules for conversion of cash awards to share awards which are stated under the terms of the Short Term Incentive Plan. Distributions from Mandatory Share Deferral Accounts shall automatically commence as soon as practicable after the date of notice of an employee's death, or the date the employee retires from, or terminates employment with, a Bell Atlantic Company, and shall be distributed in the form of shares of Bell Atlantic common stock.

          (2) From the date of the award of mandatory deferral shares under the Short Term Incentive Plan to the date that shares are actually distributed from the Mandatory Share Deferral Account, the balance of phantom shares in the account shall be credited with phantom dividends and dividend reinvestment phantom shares in the same manner as described in Sections 4(a)(2) and 4(a)(3).

     (c)  Optional Deferral of Pre-1991 Cash Short Term Awards.
          ----------------------------------------------------

          (1) Cash Deferral Accounts. With respects to cash awards under a Short
              ----------------------
Term Incentive Plan which were awarded in 1990 or any prior year, the portion (if any) of such a cash short term award which the employee elected to defer under Section 3(c) shall be credited to a deferral account which shall be referred to as a "Cash Deferral Account".

          (2) Earnings on the Cash Deferral Account. A Cash Deferral Account
              -------------------------------------
shall be credited with earnings from the date the award would, in the absence of deferral, have been paid. Such earnings shall be in the form of interest, which shall be credited to the account and compounded not less frequently than once each calendar quarter, at an annual rate of interest determined by the Plan Administrator, subject to review and revision from time to time by the HRC.

          (3) Earnings After 1990. Effective on and after January 1, 1991,
              -------------------
subject to modification from time to time by the HRC, earnings on the balance of each Cash Deferral Account shall be credited and compounded on a monthly basis at a rate of interest equal to one-twelfth of the then-current annual yield on 10-year U.S. Treasury Notes, as such rates are derived from an index and applied to account balances by the Plan Administrator or a person to whom the Plan Administrator delegates such responsibility.

          (4) Earnings on Balances Between Installments. In the case of a Cash
              -----------------------------------------
Deferral Account on which an employee has elected to receive distributions in two or more

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 6
annual installments, interest shall continue to be credited to the unpaid balance of the Cash Deferral Account on and after the date on which the distribution of installments commences in the same manner in which interest is credited to such account prior to the distribution commencement date.

     (d)  Deferral of Salary and the Cash Portion of Post-1990 Short Term
          ---------------------------------------------------------------
          Awards.
          ------

          (1) Short Term Award Deferral Accounts. Any portion of salary which
              ----------------------------------
has been deferred under this Plan, and the deferred cash portion of a short term award, which, in the absence of the employee's decision to defer under Section 3(c), would have been distributed in cash under an employee's Short Term Incentive Plan in 1991 or any later year, or under an employee's Annual Bonus Plan in 1992 or any later year, shall be credited in full to a deferral account which shall be referred to as a "Short Term Award Deferral Account", with equal amounts credited, for the purpose of tracking alternative earnings growth, to each of two tandem sub-accounts under this Plan in the employee's name (the "Short Term Award Cash Alternative Account" and the "Short Term Award Shares Alternative Account").

          (2) Two Alternative Sub-Accounts to Track Growth. The balance of the
              --------------------------------------------
Short Term Award Cash Alternative Account shall be stated in dollars, and shall be initially equal to the number of dollars of a post-1990 cash award that is deferred pursuant to Section 3(c). The balance of the Short Term Award Share Alternative Account shall be stated in phantom shares, and shall initially have a dollar value equal to the deferred cash amount credited to the Cash Alternative Account, but converted to a number of whole and fractional shares of phantom stock determined in accordance with the rules for conversion of cash awards to deferred shares, as stated under the terms of the Short Term Incentive Plan.

          (3) Growth of Interest-Bearing Alternative. Earnings on the Cash
              --------------------------------------
Alternative Account shall be in the form of interest, which shall be credited at the rate and in the manner described in Section 4(c)(3).

          (4) Growth of Stock Alternative. Earnings on the Shares Alternative
              ---------------------------
Account shall be in the form of phantom dividends and dividend reinvestment phantom shares, which shall be credited in the manner described in Sections 4(a)(2) and (3).

          (5) Employee Entitled to the Better Total Return. The employee shall
              --------------------------------------------
be entitled to earnings growth on a Short Term Award Deferral Account until the date distribution commences, at the greater of the two alternative cumulative total returns provided by either of the two sub-accounts. Accordingly, effective as of the first day of the month in which the distribution of the Short Term Award Deferral Account is to commence, the Plan Administrator shall reset the value of the Short Term Award Deferral Account to the greater of the value of the Cash Alternative Account or the Shares Alternative Account, each computed as of that date. For purposes of this and the following paragraph, the value of the Shares Alternative Account as of the applicable date shall be equal to the average of the five daily means of the high and low sale prices per share of Bell Atlantic stock on the NYSE on the last five trading days of the month prior to the month in which the distribution is to commence.

          (6) Election to Receive Shares. If the employee elects, pursuant to
              --------------------------
Section 3(a)(3) hereof, to receive the distribution of the Short Term Award Deferral Account in shares,

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 7
the balance of the Short Term Award Deferral Account, as determined in the second sentence of paragraph (5) above, shall be restated in shares based on the valuation method described in the last sentence of paragraph (5) above, and distribution shall commence, as soon as practicable thereafter. Furthermore, if the employee elected, pursuant to Section 3(c)(2), to receive the distribution in two or more annual installments, the Short Term Award Deferral Account shall thereafter be credited with phantom dividends and dividend reinvestment phantom shares in the manner described in Sections 4(a)(2) and (3) until the entire balance of the account is distributed.

          (7) Election to Receive Cash. If the employee elects pursuant to
              ------------------------
Section 3(c)(3) to receive the distribution of the Short Term Award Deferral Account in cash, the balance of the Short Term Award Deferral Account, as determined in the second sentence of paragraph (5) above, shall be stated in dollars, and distribution shall commence, as soon as practicable thereafter. Furthermore, if the employee elected, pursuant to Section 3(a)(3) hereof, to receive the distribution in two or more annual installments, the Short Term Award Deferral Account shall thereafter be credited with interest in the manner described in Sections 4(c)(3) until the entire balance of the account is distributed.

     (e)  Stock Splits and Other Adjustments. In the event of any change in
          ----------------------------------
outstanding Bell Atlantic common shares by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the Plan Administrator, with the advice of counsel, shall make any appropriate adjustments in the number of phantom shares then credited to employees' accounts. Any and all such adjustments shall be conclusive and binding upon all parties concerned.

     (f)  Deferral Accounts transferred from Predecessor Plan. If an employee's
          ---------------------------------------------------
cash deferral account under the Predecessor Plan has been transferred to a Cash Deferral Account under this Plan as of the January 1, 1984 effective date of this Plan, then the employee's Cash Deferral Account under this Plan shall be credited as of such date with the balance of the employee's account under the Predecessor Plan as of December 31, 1983, and such amount shall bear interest in accordance with Section 4(c)(3) hereof, on and after the effective date of the Plan. If an employee's share deferral account under the Predecessor Plan has been transferred to a Share Deferral Account under this Plan as of the January 1, 1984 effective date of this Plan, then the conversion of the account balance under the Predecessor Plan shall be performed in accordance with the terms of this Plan that were in effect as of January 1, 1984, and such account shall thereafter be credited with phantom dividends and dividend reinvestment phantom shares in the same manner as a Share Deferral Account as described in Section 4(a)(2) and (3) hereof.

     5.   Distributions from Deferral Accounts.
          ------------------------------------

     (a) Pursuant to the terms of a deferral election which has been made by an employee under Section 3 of this Plan, the first installment (or the single distribution if the employee has so elected) shall be paid on, or as soon as practicable after, the beginning of the calendar month next following the earliest to occur of the following:

     (1) the date on which the employee attains the age specified by the employee in his or her deferral election form, which date shall not be

--------------------------------------------------------------------------------
Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 8
          earlier than one year from the date the award otherwise would have been distributed in the absence of an election to defer the distribution;

     (2) the end of the month in which the employee dies, retires from, or terminates employment with, Bell Atlantic or any company affiliated with Bell Atlantic; provided, however, that a transfer of employment between companies affiliated with Bell Atlantic shall not constitute termination of employment; or

     (3) the anniversary, as specified by the employee in his or her deferral election form, of the date on which the award otherwise would have been distributed in the absence of an election to defer the distribution.

     (b) Notwithstanding the terms of any deferral election pursuant to Section 3, the entire amount then credited to each of an employee's one or more deferral accounts shall be paid as soon as practicable in a single distribution (or a combination of single distributions, in the case of an employee with more than one deferral account) in the event that any of the following circumstances has occurred:

     (1) the Plan Administrator determines that the employee, at any time after his or her separation from service as an employee, has been employed by any governmental agency having regulatory jurisdiction over the business of a Participating Company;

     (2) the Plan Administrator determines that the employee has terminated employment (for any reason other than death or transfer to another Bell Atlantic company or Bellcore) at a time when the employee is not eligible for an immediate pension on account of retirement or disability;

     (3) the HRC determines that the employee has engaged in misconduct in connection with his or her employment with the employing company; or

     (4) the HRC determines that the employee, at any time within two years after his or her separation from service, has, without the written consent of Bell Atlantic, personally engaged in managing, planning or advising in any manner whatever an activity which directly competes with any of the businesses of Bell Atlantic or any of its direct or indirect subsidiaries, which any such company engaged in (A) on his or her separation from service date, or (B) thereafter, if plans to engage in such business had been formulated during the twelve-month period preceding the employee's separation from service date.

     (c) In the event of the death of an employee before the balance of any and all the employee's deferral accounts under this Plan are fully distributed, the balance of each such deferral account shall be distributed in accordance with the death-related deferral election of the employee with respect to each such account. Distribution shall be made to the beneficiary or beneficiaries designated in writing by the employee, or if the Plan Administrator determines, with the advice of counsel, that no valid and enforceable designation has been made, then the balances shall be distributed to the estate of the employee. The first installment (or the single

--------------------------------------------------------------------------------
Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)             Page 9
payment if the employee has so elected) shall be paid on, or as soon as practicable after, the first day of the calendar quarter next following the month of death.

     (d) In the case of a deferral account which is to be distributed in two or more installments, each installment subsequent to the first distribution shall be distributed as soon as practicable after the first anniversary of the date that the first distribution was due to be distributed.

     (e) References in this Plan to distributions of "approximately equal annual installments" shall mean a distribution each year of a fraction of the then-undistributed account balance of a deferral account, where the numerator of the fraction shall be 1, and the denominator shall be the number of installments remaining to be distributed from that deferral account under the Plan (including the installment which is the subject of the calculation).

     6.   Unfunded Plan.
          -------------

     (a)  Plan Unfunded. Nothing in this Plan shall be interpreted or construed
          -------------
to require Bell Atlantic in any manner to fund any obligation to the employees participating in this Plan, or their beneficiaries. Nothing contained in the Plan or in any trust agreement governing any grantor trust that refers to the Plan, and no action taken under the Plan or any such grantor trust shall create, or be construed to create, a "trust" (as that term is construed under Title I of the Employee Retirement Income Security Act of ERISA) or a trust in which the portion of the trust assets held for the account of a Bell Atlantic company as co-grantor is exempt from the claims of the general creditors of such co-grantor in the event of such co-grantor's bankruptcy or insolvency. Any assets which may be accumulated by any Participating Company in order to meet its obligations under this Plan shall for all purposes continue to be a part of the general assets of such Participating Company. To the extent that any employee or beneficiary acquires a right to receive distributions under this Plan for which any Participating Company is ultimately liable, such rights shall be no greater than the rights of any unsecured general creditor of the applicable Participating Company.

     (b)  Contributions to Grantor Trust. In the event that Bell Atlantic, or
          ------------------------------
the officer or officers who have been delegated the appropriate authority by the Board, determine that it would be desirable to set aside assets in one or more grantor trusts, in an amount (the "Grantor Amount") which shall be less than or equal to the accumulated benefit obligations of all Bell Atlantic companies to participants under the one or more plans covered by such grantor trust or trusts, each Participating Company shall contribute, in the manner and in the amount then prescribed by Bell Atlantic or its delegatees, its allocated share of the Grantor Amount.

     (c)  Allocation of Accrued Cost and Disbursements. On and after January 1,
          --------------------------------------------
1989, the Plan Administrator, with the advice of the officers of Bell Atlantic who have responsibility for legal, treasury and accounting matters, shall have authority to establish and maintain cost allocation guidelines which shall govern the allocation of accrued expenses under the Plan for financial accounting purposes, and the allocation of any amounts by which Participating Companies are obligated to reimburse any another Participating Company for disbursements and other expenditures under the Plan. Such guidelines shall, if established, allocate to each Participating Company its reasonable and appropriate share of the direct benefit cost (and any associated administrative cost) of the Plan.

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)            Page 10

    (d)  Participating Companies as Co-Grantors of Grantor Trusts. In the event,
         --------------------------------------------------------
and in each and every instance, that Bell Atlantic elects in its sole discretion to transfer assets to one or more grantor trusts of the type described in
Section 6(a), each Participating Company shall promptly reimburse Bell Atlantic in an amount equal to such company's allocated share of the amount transferred, determined in the manner described in Section 6(c) hereof.

    (e)  No Voting or Cash Dividend Rights on Phantom Shares. Shares of phantom
         ---------------------------------------------------
stock held in deferral accounts under this Plan shall neither entitle the employee to vote the shares nor to receive dividends in cash. In lieu of cash dividends, shares of phantom stock shall be credited with phantom dividends which shall be converted to dividend reinvestment phantom shares as described elsewhere herein.

    7.   Administration; Amendment and Termination.
         -----------------------------------------

    (a)  Plan Administrator. The Assistant Vice President - Executive
         ------------------
Compensation and Benefits of Bell Atlantic Network Services, Inc. shall have the authority and responsibility to act as "Plan Administrator" (as that term is used in this Plan), including, without limitation, the authority and responsibility to distribute summary descriptions of the Plan, notify employees of their rights to defer awards, receive deferral election forms and beneficiary designations, calculate balances of deferral accounts and the amount of distributions from the Plan. The Plan Administrator, with the advice of counsel, shall have the right to respond to and decide any claims or disputes under the Plan and to interpret the Plan, subject to the ultimate authority of the HRC to review any appeal from any such claim or interpretation. In the event of any such appeal, the action of the HRC shall be final and binding.

    (b)  Amendment and Termination of Plan. The HRC may at any time amend or
         ---------------------------------
modify the Plan, or terminate the Plan.

    (c)  Administrative Modifications. The Plan Administrator, with advice of
         ----------------------------
counsel, may make administrative modifications to the Plan to comply with changes in applicable law or to ensure effective and consistent administration of the Plan; provided, however, that the Plan Administrator shall not have the authority to amend the Plan in any manner which alters the amount of compensation or benefits provided by the Plan. The Vice President - Human Resources of Bell Atlantic Corporation shall have the authority to adopt amendments to the Plan which that officer determines, with the advice of counsel, are necessary or appropriate to ensure that transactions under the Plan are exempt, to the maximum extent practicable, from the short-swing trading provisions of Section 16(b) of the Securities Exchange Act.

    (d)  Scope of Amendments and Modifications. A Plan amendment or modification
         -------------------------------------
under Section 7(b) or (c) may affect both those employees who are participating in the Plan at the time of the amendment or modification, as well as future participants. Any such amendment or modification, and any Plan termination, shall not adversely affect the rights of any employee (or beneficiary, in the case of a deceased employee), without his or her consent, to any benefit under the Plan to which such employee (or beneficiary) may have previously become entitled prior to the effective date of such change or termination.

    (e)  No Forfeiture of Benefits. Each employee for whom one or more deferral
         -------------------------
accounts is established under this Plan shall at all times have the fully vested right to receive

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Bell Atlantic Deferred Compensation Plan (1/1/95 Restatement)            Page 11
one or more distributions from such accounts at the times and in the manner stated under this Plan, and such accounts shall under no circumstances be subject to forfeiture. The rights of an employee to the balance of any deferral account under this Plan shall not, however, be assignable or subject to alienation. The value of deferral accounts which are based on phantom shares is expected to fluctuate, and there is no guarantee in any respect that the value of any such account balance shall be free from a decline in value from time to time.




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